(NON-U.S. AND NON-CANADIAN SUBSCRIBERS ONLY)

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “AGREEMENT”) RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

KONARED CORPORATION

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

UNITS

INSTRUCTIONS TO PURCHASER

This SUBSCRIPTION FORM is for use by non-US and non-Canadian investors.

1.           REVIEW the entire subscription form.

2.           COMPLETE the information on page 1 of this Subscription Agreement.

3.
Return this Subscription Agreement together with the subscription proceeds paid by certified cheque or bank draft payable to Clark Wilson LLP, in trust, legal counsel to the company, 900 – 885 West Georgia Street, Vancouver, British Columbia V6C 3H1 Attention: Bernard Pinsky (bip@cwilson.com). The subscription proceeds may also be wired to Clark Wilson LLP pursuant to wiring instructions attached on page 11.

4.           All other information must be filled in where appropriate.

This is Page  of 1 of 11  pages of a subscription agreement and related appendices, schedules and forms. Collectively, these pages together are referred to as the “Subscription Agreement”.

KONARED CORPORATION

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from KONARED CORPORATION (the “Issuer”) that number of units of the Issuer (the “Units”) set out below at a price of $0.45 per Unit.  Each Unit is comprised of one common share in the capital of the Issuer (each, a “Share”) and one non-transferable common share purchase warrant (each, a “Warrant”).  Each Warrant shall entitle the holder thereof to acquire one additional Share (each, a “Warrant Share”) at a price of $0.65 per Warrant Share until 5:00 p.m. (Hawaii-Aleutian time) on the date of expiration of the Warrant, which is five (5) years following the Closing Date (as defined herein). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units”.
SUBSCRIBER INFORMATION	SECURITIES TO BE PURCHASED
Number of Units: _________________ x $0.45
(Name of Subscriber)
X	Aggregate Subscription Price: $________________
(Signature of Subscriber – if the Subscriber is an Individual)	(the “Subscription Amount”, plus wire fees if applicable)
X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)

(Name and Title  of Authorized Signatory – if the Subscriber is not an Individual)

(SIN, SSN, or other Tax Identification Number of the Subscriber)

(Subscriber’s Address, including city and Zip Code)

(Telephone Number)

(Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name of Disclosed Principal)

(Address of Disclosed Principal)

(Account Reference, if applicable)

(SIN, SSN, or other Tax Identification Number of Disclosed Principal)

REGISTRATION	DELIVERY
Register the Shares and Warrants as set forth below: (Name to Appear on Share Certificate) (Account Reference, if applicable) (Address) (City, Postal Code)	Deliver the Shares and Warrants as set forth below: (Attention - Name) (Street Address, including Postal Code) (No PO Box) (Telephone Number)

Number and kind of securities of the Issuer held, directly or indirectly, or over which control or direction is exercised by the Subscriber, if any: Common Shares Warrants	1. State whether the Subscriber is an Insider of the Issuer: Yes [ ] No [ ] 2. State whether the Subscriber is a registrant: Yes [ ] No [ ]

ACCEPTANCE

The Issuer hereby accepts the subscription as set forth above on the terms and conditions contained in this Private Placement Subscription Agreement (including the Terms and Conditions and Exhibits attached hereto) as of the _____ day of _______________, 2013.

KONARED CORPORATION

Per:

Authorized Signatory

Address:                2829 Ala Kalani Kaumaka St., Suite F 133
Koloa, HI 96756

Attention:              President

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

1.	SUBSCRIPTION

1.1
On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase Units of the Issuer at a price of $0.45 per Unit (such subscription and agreement to purchase being the “Subscription”), for the Subscription Amount shown on page 1 of this subscription agreement (the “Agreement”), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement.

1.2
Each Unit will consist of one Share and one Warrant.  The Warrants shall be non-transferable.  Each Warrant shall entitle the holder thereof to purchase one Warrant Share, as presently constituted, for a period of five (5) years commencing from the Closing Date (as defined herein) at an exercise price of $0.65 per Warrant Share.  The Units, Shares, Warrants and Warrant Shares are referred to herein as the “Securities”.

1.3
The Issuer hereby agrees to sell the Units to the Subscriber on the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement.  Subject to the terms of this Agreement, the Agreement will be effective upon its acceptance by the Issuer.

1.4
The Subscriber acknowledges that the Units have been offered as part of an offer by the Issuer of such number of securities as may be determined by the board of directors of the Issuer in its sole discretion (the “Offering”).

1.5	The Subscriber acknowledges that a finder’s fee or a broker’s commission may be paid by the Issuer in connection with this Subscription.

1.6	Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

2.	PAYMENT

2.1
The Subscription Amount must accompany this Subscription and shall be paid by wire transfer to the legal counsel for the Issuer pursuant to the wiring instructions set out on page 12.  The Subscriber irrevocably authorizes such lawyers to immediately deliver the funds to the Issuer upon receipt of the funds from the Subscriber.  The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the closing of the Offering (the “Closing”) and the Subscriber authorizes the Issuer and its lawyers to release the Subscription Amount to the Issuer prior to the Closing.

2.2
The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by or on behalf of the Issuer.  In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Subscription Amount (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth on page 1 of this Agreement.

3.	DOCUMENTS REQUIRED FROM SUBSCRIBER

3.1
The Subscriber shall complete, sign and return to the Issuer as soon as possible, on request by the Issuer, any additional documents, notices and undertakings as may be required by any regulatory authorities and applicable law.

3.2
Both parties to this Agreement acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Issuer and Clark Wilson LLP have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

4.	CONDITIONS AND CLOSING

4.1	The Closing shall occur on or before November 30, 2013, or on such other date as may be determined by the Issuer in its sole discretion (the “Closing Date”).

4.2	The Closing (including the closing of this Subscription) is conditional upon and subject to:

(a)	the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and

(b)
the issue and sale of the Units being exempt from the requirement to file a prospectus and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Units, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3
The Subscriber acknowledges that the certificates representing the Shares and the Warrants will be available for delivery, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5.	ACKNOWLEDGEMENTS OF SUBSCRIBER

The Subscriber acknowledges and agrees that:

(a)
the Securities have not been registered under the U.S. Securities Act of 1933, as amended (the ”1933 Act”), or under any securities or “blue sky” laws of any state of the United States and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to a U.S. Person, as that term is defined in Regulation “S” (“Regulation ‘S’”) promulgated by the Securities and Exchange Commission (the “SEC”) pursuant to the 1933 Act, except in accordance with the provisions of Regulation “S”, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)	the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;

(c)
the decision to execute this Agreement and acquire the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the SEC (collectively, the “Public Record”);

(d)
the Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuer;

(e)	there are risks associated with the purchase of the Securities, as more fully described in the Issuer’s periodic disclosure forming part of the Public Record;

(f)
the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(g)
a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agency agreement;

(h)	finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce purchasers to the Issuer;

(i)
the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(j)
all of the information which the Subscriber has provided to the Issuer is correct and complete as of the date this Agreement is signed, and if there should be any change in such information prior to the Closing, the Subscriber will immediately provide the Issuer with such information;

(k)
the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

(l)
the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(m)
the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under federal, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities;

(n)
the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Securities through a person registered to sell securities under applicable securities laws, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by the applicable securities legislation;

(o)	no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(p)	there is no government or other insurance covering any of the Securities;

(q)
there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Securities;

(r)
the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(s)
this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer, and the Subscriber acknowledges and agrees that the Issuer reserves the right to reject any Subscription for any reason whatsoever;

(t)
the Subscriber has not acquired the Units as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(u)
the Subscriber is not a U.S. Person (as defined in Regulation S), is outside the United States when receiving and executing this Agreement and is acquiring the Units as principal for its own account or for account of the Disclosed Principal, as applicable, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Units, other than the Disclosed Principal, if applicable;

(v)
the statutory and regulatory basis for the exemption claimed for the offer and sale of the Units, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(w)
the Securities are not listed on any stock exchange or automated dealer quotation system, other than the OTC Bulletin Board, and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1
The Subscriber hereby represents and warrants to and covenants with the Issuer, as of the date of this Agreement and as of the Closing Date (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is outside the United States when receiving and executing this Agreement;

(b)	the Subscriber is not a “U.S. Person”, as defined in Regulation S;

(c)	the Subscriber is not acquiring the Units for the account or benefit of, directly or indirectly, any U.S. Person, as defined in Regulation S;

(d)	the Subscriber is resident in the jurisdiction set out on Page 1 of this Subscription Agreement;

(b)	the Subscriber:

(i)
is knowledgeable of, or has been independently advised as to, the applicable laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Securities,

(ii)
is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)
acknowledges that the applicable laws of the authorities in the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities,

(iv)	represents and warrants that the purchase of the Securities by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v)
will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(c)
the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(d)
the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(a)	the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(b)	the Subscriber has received and carefully read this Agreement;

(e)
the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks (including those risks disclosed in the Public Record), including the possible loss of the entire investment;

(f)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities and the Issuer;

(g)
the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities or any of them;

(h)
the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(i)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities, or

(iii)	as to the future price or value of any of the Securities; and

(e)
the Subscriber is acquiring the Units as principal, or for account of the Disclosed Principal, as applicable, and for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it, or the Disclosed Principal, has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons (as defined in Regulation S);

(f)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Units for an indefinite period of time, and can afford the complete loss of such investment; and

(g)
the Subscriber is able to fend for itself in the subscription, has the degree of knowledge, education and experience in financial and business matters as to enable the Subscriber to evaluate the merits and risks of the investment in the Units and the Issuer.

6.2
In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

7.	REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE ISSUER

7.1
The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Issuer and its legal counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Shares and the Warrants on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	RESALE RESTRICTIONS

8.1
The Subscriber acknowledges that any resale of any of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that none of the Securities have been registered under the 1933 Act or the securities laws of any state of the United States.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

8.2
The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section  above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period as specified in Regulation S under the 1933 Act.

9.	ACKNOWLEDGEMENT AND WAIVER

9.1
The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

10.	LEGENDING AND REGISTRATION OF SUBJECT SECURITIES

10.1
The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

10.2
The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

11.	COLLECTION OF PERSONAL INFORMATION

11.1
The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) tax authorities, (d) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Subscriber may be purchasing Units as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

12.	COSTS

12.1
The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Units shall be borne by the Subscriber.

13.	GOVERNING LAW

13.1
This Agreement is governed by the laws of the State of Nevada.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

14.	CURRENCY

14.1	Any reference to currency in this Agreement is to the currency of the United States of America unless otherwise indicated.

15.	SURVIVAL

15.1
This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

16.	ASSIGNMENT

16.1	This Agreement is not transferable or assignable.

17.	SEVERABILITY

17.1	The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

18.	ENTIRE AGREEMENT

18.1
Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

19.	NOTICES

19.1
All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber shall be directed to the address of the Subscriber set forth on page 1 of this Agreement and notices to the Issuer shall be directed to it at the address of the Issuer set forth on page 2 of this Agreement.

20.	COUNTERPARTS AND ELECTRONIC MEANS

20.1
This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

21.	INDEMNITY

21.1
The Subscriber will indemnify and hold harmless the Issuer and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

22.	ACKNOWLEDGEMENT AND WAIVER

22.1
The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of information concerning the Issuer that was available to the Subscriber on the EDGAR database maintained by the SEC at www.sec.gov

US DOLLAR WIRE INSTRUCTIONS

INSTRUCTIONS FOR WIRING FUNDS TO CLARK WILSON LLP

Beneficiary:
Beneficiary Bank:
SWIFT Code:
Beneficiary Account number:
Transit Number:
Bank Code:
Intermediary Bank:
ABA Number:
SWIFT Code:

PLEASE ALSO INSTRUCT YOUR BANKER TO QUOTE
YOUR NAME AND OUR FILE NO. 40710-0001 / BIP

THE SUBSCRIBER IRREVOCABLY AUTHORIZES AND DIRECTS SUCH LAWYERS TO IMMEDIATELY DELIVER THE FUNDS TO THE ISSUER UPON RECEIPT OF THE FUNDS FROM THE PURCHASER.

PLEASE ENSURE THAT APPLICABLE WIRE FUNDS FOR YOUR BANK AND $25.00 FOR THE RECEIVING BANK’S WIRE CHARGES ARE ADDED TO YOUR WIRED SUBSCRIPTION AMOUNT.

END OF SUBSCRIPTION AGREEMENT